UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 9, 2005

                        Integrated Surgical Systems, Inc.
                        ---------------------------------
               (Exact name of registrant as specified in charter)

     Delaware                           1-12471               68-0232575
     --------                           -------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                  File Number)        Iden tification No.)


     1850 Research Park Drive
          Davis, California                                      95616-4884
          -----------------                                      ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (530) 792-2600

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8. Other Events.

On February 9, 2005, we, Integrated Surgical Systems, Inc., reached an agreement with the holder of our 6-3/4% Convertible Debenture which we issued on June 9, 2004. This agreement provides that (a) the "conversion price" set forth in section 3.1(a) of the debenture be amended to be the lesser of: (i) $0.025 or
(ii) 75% of the average of the five lowest volume weighted average prices during the twenty days prior to the holder's election to convert the amount outstanding under the debenture; and (b) the date by which we are required to cause a registration statement to be declared effective by the Securities and Exchange Commission, with respect to the shares issuable upon conversion of the debenture and exercise of the warrants issued together with the debenture, be extended to April 30, 2005.

The conversion price originally was set at the lesser of: (i) $0.025 or (ii) 80% of the average of the five lowest volume weighted average prices during the twenty days prior to the holder's election to convert the amount outstanding under the debenture. Further, the original terms of the debenture and warrants required that the registration statement for the underlying shares be declared effective by the SEC by November 6, 2004.

The debenture was attached as exhibit 10.1 to our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, filed with the SEC on November 24, 2004. The warrant certificate evidencing the warrants was attached as exhibit
10.2 to such Form 10-QSB.


Item 9.01. Financial Statements and Exhibits.

Set forth below are all exhibits applicable to this Current Report on Form 8-K.

Exhibit
Number        Description
------        -----------


10.1 Addendum to Convertible Debenture and Warrant to Purchase Common Stock, dated February 9, 2005, between Integrated Surgical Systems, Inc.
         and Golden Gate Investors, Inc.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Integrated Surgical Systems, Inc.

Dated: February 15, 2005            By: /s/ RAMISH TRIVEDI
                                        ----------------------------------------
                                        Ramesh Trivedi, Chief Executive Officer